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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 25, 1997



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)


            Pennsylvania               1-7410             25-1233834
    (State or other jurisdiction    (Commission        (I.R.S. Employer
          of incorporation)          File Number      Identification No.)



                                One Mellon Bank Center
                                      500 Grant Street
                                 Pittsburgh, Pennsylvania               15258
                             (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

By release dated August 25, 1997, Mellon Bank Corporation ("Mellon") announced a definitive agreement under which Mellon will acquire Pacific Brokerage Services, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated August 25, 1997 announcing the matter referenced in Item 5 above.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:   August 28, 1997       By:  /s/  Carl Krasik
                                   Carl Krasik
                                   Associate General Counsel and
                                   Secretary

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                                 EXHIBIT INDEX


Number   Description                                          Method of Filing
------   -----------                                          ----------------

99.1    Press Release dated August 25, 1997                    Filed herewith

                                       2